UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

WELLS TIMBERLAND REIT, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Reminder Notice

It’s time

to authorize your roxy for Wells Timberland REIT, Inc.

Your rom t roxy authorization hel s us collect the votes needed to conduct official business.

Authorizing your roxy early also may hel save

Wells Timberland REIT, Inc. considerable ex enses, because we won’t have to follow u with additional mailings or hone calls.

You may authorize your roxy in one of three ways. lease have your roxy card handy.

ONLINE BY HONE BY MAIL

htt ://www.WellsTimberland.com/ Call 1-866-977-7699 and Sign and date your roxy card and roxy follow the recorded instructions. return it in the ostage- aid envelo rovided.

Wells must receive your vote no later than

1:30 .m. (ET), August 8, 2011.

If you’ve mis laced your roxy card, lease call Wells Client Services at 800-557-4830 for a relacement.

WELLS